SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]


Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [ ] Definitive  Proxy Statement
     [X] Definitive  Additional Materials
     [ ] Soliciting  Material  Pursuant to Rule  14a-11(c) or Rule 14a-12


                        NOONEY INCOME FUND LTD. II, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No filing fee required.

     [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NOONEY INCOME FUND LTD. II
7701 Forsyth Boulevard
Saint Louis, Missouri 63105-1877
(314)863-7700


June 17, 1997


Dear Limited Partner:

We recently mailed you a Proxy Statement requesting your approval to elect a new general partner.

Because we have not yet received a Proxy Form from you, we have enclosed another Proxy Form. We request that you sign the Proxy Form and return it in the enclosed envelope. Please return the Proxy Form prior to June 24, the date of the Special Meeting of the Limited Partners.

Thank you for your consideration.

NOONEY INCOME FUND LTD. II, L.P.

/S/ Gregory J. Nooney, Jr.

Gregory J. Nooney, Jr.
General Partner


NOONEY INCOME INVESTMENTS TWO, INC.
General Partner

/S/ Gregory J. Nooney, Jr.

By:      Gregory J. Nooney, Jr.
         Chairman of the Board and
         Chief Executive Officer

                                   APPENDIX A

                                     [FRONT]

PROXY

                        NOONEY INCOME FUND LTD. II, L.P.

              This proxy is solicited on behalf of the Partnership

     The undersigned does hereby appoint Gregory J. Nooney, Jr. the true and lawful attorney-in fact and proxy of the undersigned with full power of substitution, to vote all Units of Limited Partnership of the undersigned in Nooney Income Fund Ltd. II, L.P. at the Special Meeting of Limited Partners to be held on June 24, 1997, commencing at 10:00 A.M., at the Pierre Laclede Conference Center, 7701 Forsyth Boulevard, Suite 700, Clayton, Missouri, and at any adjournment thereof, upon all subjects that may properly come before the Meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy.



                                   ---------------------------------------------
                                                       Date




                                   ---------------------------------------------
                                                    Signature




                                   ---------------------------------------------
                                             Signature, if held jointly

                                     [BACK]

               THE PARTNERSHIP RECOMMENDS A VOTE FOR THE FOLLOWING

1.       ELECTION OF A NEW GENERAL PARTNER

         FOR THE NOMINEE NAMED BELOW
         (except as marked to the contrary below)  [  ]

         WITHHOLD AUTHORITY to vote
         for the nominee named below  [  ]

                                    PAN, Inc.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.